UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 9, 2008 (October 3, 2008)

CHINA NUTRIFRUIT GROUP LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

2-93231-NY	87-0395695
(Commission File Number)	(IRS Employer Identification No.)

No. 2 Wenhua Street Dongfeng New Village, Daqing, Heilongjiang 163311, China
(Address of Principal Executive Offices)

(86) 459-4609488
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On October 3, 2008, China Nutrifruit Group Limited (the "Company") effected a second closing of a private placement transaction and issued 955,244 shares of the Company’s common stock to 21 investors at a price of US $2.78 per share for aggregate proceeds of $2,655,600. The issuance of the Company’s shares to such investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering, Regulation D and Regulation S promulgated thereunder. This issuance is part of the private placement financing as disclosed in the Company’s current report on Form 8-K filed on August 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Daqing, China on October 9, 2008.

CHINA NUTRIFRUIT GROUP LIMITED

By:	/s/ Jingling Shi
Jingling Shi
Chief Executive Officer